CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Second-Quarter 2022 Results

CINCINNATI, July 27, 2022—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2022, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue declined 0.2% to $531 million
•	GAAP Diluted Earnings-per-Share (EPS) of $4.40, an increase of 25.4%
•	Adjusted Diluted EPS of $4.84, an increase of 5.2%

VITAS segment operating results:

•	Net Patient Revenue of $298 million, a decline of 4.5%
•	Average Daily Census (ADC) of 17,315, a decline of 3.8%
•	Admissions of 14,735, a decline of 12.5%
•	Net Income, excluding certain discrete items, of $35.3 million, a decline of 10.4%
•	Adjusted EBITDA, excluding Medicare Cap, of $50.0 million, a decline of 8.8%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 16.7%, a decrease of 78-basis points

Roto-Rooter segment operating results:

•	Revenue of $233 million, an increase of 6.0%
•	Net Income, excluding certain discrete items, of $48.8 million, an increase of 8.8%
•	Adjusted EBITDA of $69.0 million, an increase of 7.4%
•	Adjusted EBITDA margin of 29.6%, an increase of 39-basis points

VITAS

VITAS net revenue was $298 million in the second quarter of 2022, which is a decline of 4.5%, when compared to the prior-year period.  This revenue decline is comprised primarily of a 3.8% decline in days-of-care partially offset by a geographically weighted average Medicare reimbursement rate increase of approximately 0.8%.   Acuity mix shift had a net impact of reducing

revenue approximately $5.2 million, or 1.6%, in the quarter when compared to the prior-year revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes reduced the revenue decline by approximately 10-basis points.

In the second quarter of 2022, VITAS accrued $2.0 million in Medicare Cap billing limitations.  This is equal to the Medicare Cap billing limitation in the second quarter of 2021.

Of VITAS’ 30 Medicare provider numbers, 27 provider numbers have a Medicare Cap cushion of 10% or greater, one provider number has a cushion between 5% and 10%, and two provider numbers have an estimated fiscal 2022 Medicare Cap billing limitation liability.

Average revenue per patient per day in the second quarter of 2022 was $193.57 which, including acuity mix shift, is 84-basis points below the prior-year period. Reimbursement for routine home care and high acuity care averaged $170.29 and $1,004.55, respectively.  During the quarter, high acuity days-of-care were 2.8% of total days of care, 40-basis points less than the prior-year quarter.

The second quarter 2022 gross margin, excluding Medicare Cap and increased costs directly related to operating during the pandemic, was 24.1%.  This is a 61-basis point margin decline when compared to the second quarter of 2021.

Selling, general and administrative expense was $23.1 million in the second quarter of 2022 and compares to $22.6 million incurred in the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $50.0 million in the quarter, a decrease of 8.8%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 16.7%, which is 78-basis points below the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $233 million in the second quarter of 2022, an increase of $13.2 million, or 6.0%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $54.8 million, an increase of $3.8 million, or 7.5%, over the prior year.  This aggregate commercial revenue growth consisted of drain cleaning revenue increasing 8.4%, plumbing increasing 10.4%, water restoration increasing 4.1%, and excavation increasing 4.2%.

Roto-Rooter branch residential revenue in the quarter totaled $159 million, an increase of $7.6 million, or 5.0%, over the prior-year period.  This aggregate residential revenue growth consisted of drain cleaning remaining essentially equal to the prior year quarter, plumbing expanding 9.3%, excavation declining 0.1%, and water restoration increasing 14.0%.

Roto-Rooter’s gross margin in the quarter was 53.2%, a 6-basis point decline when compared to the second quarter of 2021.  Adjusted EBITDA in the second quarter of 2022 totaled $69.0 million, an increase of 7.4%.  The Adjusted EBITDA margin in the quarter was 29.6%, which is a 39-basis point improvement when compared to the prior year.

Chemed Consolidated

As of June 30, 2022, Chemed had total cash and cash equivalents of $9.6 million and $117 million of current and long-term debt.

In June 2022, Chemed entered into a five-year $550 million Amended and Restated Credit Agreement (Credit Agreement).  This Credit Agreement consists of a $100 million amortizable term loan and a $450 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points.  On June 30, 2022, the Company had approximately $387 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 100,000 shares of Chemed stock for $49.9 million which equates to a cost per share of $498.61.  As of June 30, 2022, there was approximately $125 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time, Chemed has repurchased approximately 15.9 million shares, aggregating approximately $2.0 billion at an average share cost of $128.76.  Including dividends over this period, Chemed has returned approximately $2.3 billion to shareholders.

Guidance for 2022

Historically, Chemed earnings guidance has been developed using previous periods’ key operating metrics which are then modeled and projected out for future periods.  Critical within these projections is the understanding of traditional patterned correlations among key operating metrics. This modeling exercise also takes into consideration anticipated industry and macro-economic issues outside of management’s control but are somewhat predictable in terms of timing and impact on our business segments’ operating results.

The COVID-19 pandemic, uncertainty regarding forward looking inflation, and a potential economic recession, has made accurate modeling and providing meaningful earnings guidance exceptionally challenging.  Since the start of the pandemic, Chemed has been able to successfully navigate within this rapidly changing environment and produce operating results that we believe provide us with the ability to issue earnings guidance for the remainder of the 2022 calendar year.  However, this guidance should be taken with the recognition the above macro issues could materially impact the company’s ability to achieve this guidance.

Based upon the above discussion, VITAS 2022 revenue, prior to Medicare Cap, is estimated to decline 4.5% to 5.0% when compared to 2021.  A portion of the estimated revenue reduction, approximately $15 million, is the result of the phase out of sequestration relief over the first half of 2022 compared to a full year of sequestration relief in 2021.  ADC is estimated to decline 3.5%.  Full year adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 17.0% to 17.2%.  We are currently estimating $10 million for Medicare Cap billing limitations in calendar year 2022.

Roto-Rooter is forecasted to achieve full-year 2022 revenue growth of 5.5% to 5.7%.  Roto-Rooter’s adjusted EBITDA margin for 2022 is expected to be 29.2% to 29.5%.

Based upon the above, full-year 2022 earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation and other discrete items, is estimated to be in the range of $19.30 to $19.50.  This compares to our previous 2022 adjusted earnings per share guidance of $19.10 to $19.50.  Current 2022 guidance assumes an effective corporate tax rate on adjusted earnings of 25.1% and a diluted share count of 15.12 million shares.  Chemed’s 2021 reported adjusted earnings per diluted share was $19.33.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, July 28, 2022, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website  https://edge.media-server.com/mmc/p/z8752xj3.

Participants may also register via teleconference at:

https://register.vevent.com/register/BIb15c9a69666f4f3f8c4010ce89314068.  Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investors relations section of Chemed’s website.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 17,300 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Service revenues and sales	$531,288	$532,256	1,061,837	$1,059,616
Cost of services provided and goods sold	336,821	350,493	673,373	690,966
Selling, general and administrative expenses (aa)	87,853	93,838	177,807	185,437
Depreciation	12,714	13,612	24,852	25,327
Amortization	2,520	2,510	5,038	5,020
Other operating (income)/expense	(558)	104	(545)	726
Total costs and expenses	439,350	460,557	880,525	907,476
Income from operations	91,938	71,699	181,312	152,140
Interest expense	(902)	(379)	(1,712)	(760)
Other (expense)/income--net (bb)	(4,930)	3,785	(8,792)	7,387
Income before income taxes	86,106	75,105	170,808	158,767
Income taxes	(19,650)	(18,583)	(40,183)	(36,845)
Net income	$66,456	$56,522	$130,625	$121,922
Earnings Per Share
Net income	$4.45	$3.57	$8.73	$7.66
Average number of shares outstanding	14,932	15,829	14,959	15,919
Diluted Earnings Per Share
Net income	$4.40	$3.51	$8.62	$7.52
Average number of shares outstanding	15,111	16,101	15,152	16,205

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$91,422	$88,510	$184,000	$175,178
Market value adjustments related to deferred
compensation trusts	(5,086)	3,655	(9,020)	6,693
Long-term incentive compensation	1,517	1,673	2,827	3,566
Total SG&A expenses	$87,853	$93,838	$177,807	$185,437

(bb) Other (expense)/income--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Market value adjustments related to deferred
compensation trusts	$(5,086)	$3,655	$(9,020)	$6,693
Interest income	154	138	226	230
Other	2	(8)	2	464
Total other (expense)/income--net	$(4,930)	$3,785	$(8,792)	$7,387

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	June 30,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$9,640	$92,120
Accounts receivable less allowances	136,555	123,329
Inventories	10,696	7,411
Prepaid income taxes	17,256	23,386
Prepaid expenses	28,999	22,840
Total current assets	203,146	269,086
Investments of deferred compensation plans held in trust	96,061	98,256
Properties and equipment, at cost less accumulated depreciation	192,005	192,653
Lease right of use asset	128,290	123,207
Identifiable intangible assets less accumulated amortization	103,837	113,137
Goodwill	579,653	578,650
Other assets	9,972	8,807
Total Assets	$1,312,964	$1,383,796
Liabilities
Current liabilities
Accounts payable	$73,975	$55,975
Current portion of long-term debt	5,000	-
Income taxes	-	5
Accrued insurance	54,828	51,963
Accrued compensation	68,290	83,608
Accrued legal	808	1,391
Short-term lease liability	39,062	36,440
Other current liabilities	43,105	38,020
Total current liabilities	285,068	267,402
Deferred income taxes	21,054	21,713
Long-term debt	111,800	-
Deferred compensation liabilities	95,624	97,374
Long-term lease liability	103,389	99,093
Other liabilities	11,069	27,440
Total Liabilities	628,004	513,022
Stockholders' Equity
Capital stock	36,651	36,385
Paid-in capital	1,089,129	999,697
Retained earnings	2,090,214	1,834,835
Treasury stock, at cost	(2,533,306)	(2,002,326)
Deferred compensation payable in Company stock	2,272	2,183
Total Stockholders' Equity	684,960	870,774
Total Liabilities and Stockholders' Equity	$1,312,964	$1,383,796

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Six Months Ended June 30,
	2022	2021
Cash Flows from Operating Activities
Net income	$130,625	$121,922
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	29,890	30,347
Stock option expense	14,667	12,345
(Benefit)/provision for deferred income taxes	(2,129)	1,051
Noncash long-term incentive compensation	2,497	3,402
Noncash directors' compensation	1,170	1,173
Amortization of debt issuance costs	153	153
Provision for bad debts	-	40
Payments on previously accrued litigation settlements	-	(9,440)
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease in accounts receivable	887	4,722
Increase in inventories	(587)	(316)
Decrease in prepaid expenses	3,689	3,337
Decrease in accounts payable and
other current liabilities	(24,001)	(10,815)
Change in current income taxes	27	(26,242)
Net change in lease assets and liabilities	705	(436)
Decrease/(increase) in other assets	2,071	(10,088)
(Decrease)/increase in other liabilities	(1,491)	10,088
Other (uses)/sources	(503)	796
Net cash provided by operating activities	157,670	132,039
Cash Flows from Investing Activities
Capital expenditures	(25,610)	(33,604)
Proceeds from sale of fixed assets	1,757	522
Business combinations, net of cash acquired	(1,650)	-
Other uses	(132)	(220)
Net cash used by investing activities	(25,635)	(33,302)
Cash Flows from Financing Activities
Payments on revolving line of credit	(263,300)	-
Proceeds from revolving line of credit	95,100	-
Proceeds from other long-term debt	100,000	-
Purchases of treasury stock	(77,214)	(166,649)
Proceeds from exercise of stock options	12,869	16,186
Capital stock surrendered to pay taxes on stock-based compensation	(12,115)	(8,598)
Dividends paid	(10,722)	(10,864)
Change in cash overdrafts payable	1,716	-
Debt issuance costs	(1,510)	-
Other (uses)/sources	(114)	633
Net cash used by financing activities	(155,290)	(169,292)
Decrease in Cash and Cash Equivalents	(23,255)	(70,555)
Cash and cash equivalents at beginning of year	32,895	162,675
Cash and cash equivalents at end of year	$9,640	$92,120

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2022 AND 2021
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2022 (a)
Service revenues and sales	$297,781	$233,507	$-	$531,288
Cost of services provided and goods sold	227,533	109,288	-	336,821
Selling, general and administrative expenses	23,148	54,982	9,723	87,853
Depreciation	6,062	6,634	18	12,714
Amortization	26	2,494	-	2,520
Other operating (income)/expense	(807)	249	-	(558)
Total costs and expenses	255,962	173,647	9,741	439,350
Income/(loss) from operations	41,819	59,860	(9,741)	91,938
Interest expense	(44)	(115)	(743)	(902)
Intercompany interest income/(expense)	4,683	2,205	(6,888)	-
Other income/(expense)—net	119	37	(5,086)	(4,930)
Income/(loss) before income taxes	46,577	61,987	(22,458)	86,106
Income taxes	(11,365)	(14,915)	6,630	(19,650)
Net income/(loss)	$35,212	$47,072	$(15,828)	$66,456

2021 (b)
Service revenues and sales	$311,935	$220,321	$-	$532,256
Cost of services provided and goods sold	247,519	102,974	-	350,493
Selling, general and administrative expenses	22,631	53,556	17,651	93,838
Depreciation	7,125	6,468	19	13,612
Amortization	18	2,492	-	2,510
Other operating expense	87	17	-	104
Total costs and expenses	277,380	165,507	17,670	460,557
Income/(loss) from operations	34,555	54,814	(17,670)	71,699
Interest expense	(43)	(89)	(247)	(379)
Intercompany interest income/(expense)	4,486	1,649	(6,135)	-
Other income—net	99	32	3,654	3,785
Income/(loss) before income taxes	39,097	56,406	(20,398)	75,105
Income taxes	(9,385)	(13,633)	4,435	(18,583)
Net income/(loss)	$29,712	$42,773	$(15,963)	$56,522

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2022 (a)
Service revenues and sales	$596,970	$464,867	$-	$1,061,837
Cost of services provided and goods sold	454,773	218,600	-	673,373
Selling, general and administrative expenses	45,600	111,937	20,270	177,807
Depreciation	11,613	13,203	36	24,852
Amortization	49	4,989	-	5,038
Other operating (income)/expense	(955)	410	-	(545)
Total costs and expenses	511,080	349,139	20,306	880,525
Income/(loss) from operations	85,890	115,728	(20,306)	181,312
Interest expense	(96)	(229)	(1,387)	(1,712)
Intercompany interest income/(expense)	9,339	4,381	(13,720)	-
Other income/(expense)—net	156	72	(9,020)	(8,792)
Income/(loss) before income taxes	95,289	119,952	(44,433)	170,808
Income taxes	(23,595)	(28,943)	12,355	(40,183)
Net income/(loss)	$71,694	$91,009	$(32,078)	$130,625

2021 (b)
Service revenues and sales	$627,723	$431,893	$-	$1,059,616
Cost of services provided and goods sold	486,186	204,780	-	690,966
Selling, general and administrative expenses	44,721	106,878	33,838	185,437
Depreciation	12,462	12,821	44	25,327
Amortization	36	4,984	-	5,020
Other operating expense	590	136	-	726
Total costs and expenses	543,995	329,599	33,882	907,476
Income/(loss) from operations	83,728	102,294	(33,882)	152,140
Interest expense	(85)	(179)	(496)	(760)
Intercompany interest income/(expense)	9,011	3,269	(12,280)	-
Other income—net	632	63	6,692	7,387
Income/(loss) before income taxes	93,286	105,447	(39,966)	158,767
Income taxes	(22,805)	(25,497)	11,457	(36,845)
Net income/(loss)	$70,481	$79,950	$(28,509)	$121,922

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2022 AND 2021
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2022
Net income/(loss)	$35,212	$47,072	$(15,828)	$66,456
Add/(deduct):
Interest expense	44	115	743	902
Income taxes	11,365	14,915	(6,630)	19,650
Depreciation	6,062	6,634	18	12,714
Amortization	26	2,494	-	2,520
EBITDA	52,709	71,230	(21,697)	102,242
Add/(deduct):
Intercompany interest expense/(income)	(4,683)	(2,205)	6,888	-
Interest income	(118)	(37)	1	(154)
Stock option expense	-	-	7,216	7,216
Long-term incentive compensation	-	-	1,517	1,517
Medicare cap sequestration adjustment	138	-	-	138
Direct costs related to COVID-19	(80)	-	-	(80)
Other	-	28	-	28
Adjusted EBITDA	$47,966	$69,016	$(6,075)	$110,907

2021
Net income/(loss)	$29,712	$42,773	$(15,963)	$56,522
Add/(deduct):
Interest expense	43	89	247	379
Income taxes	9,385	13,633	(4,435)	18,583
Depreciation	7,125	6,468	19	13,612
Amortization	18	2,492	-	2,510
EBITDA	46,283	65,455	(20,132)	91,606
Add/(deduct):
Intercompany interest expense/(income)	(4,486)	(1,649)	6,135	-
Interest income	(106)	(32)	-	(138)
Direct costs related to COVID-19	11,084	582	-	11,666
Stock option expense	-	-	6,239	6,239
Long-term incentive compensation	-	-	1,673	1,673
Litigation settlements	-	(98)	-	(98)
Adjusted EBITDA	$52,775	$64,258	$(6,085)	$110,948

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2022
Net income/(loss)	$71,694	$91,009	$(32,078)	$130,625
Add/(deduct):
Interest expense	96	229	1,387	1,712
Income taxes	23,595	28,943	(12,355)	40,183
Depreciation	11,613	13,203	36	24,852
Amortization	49	4,989	-	5,038
EBITDA	107,047	138,373	(43,010)	202,410
Add/(deduct):
Intercompany interest expense/(income)	(9,339)	(4,381)	13,720	-
Interest income	(155)	(71)	-	(226)
Stock option expense	-	-	14,667	14,667
Long-term incentive compensation	-	-	2,827	2,827
Direct costs related to COVID-19	310	960	-	1,270
Medicare cap sequestration adjustment	138	-	-	138
Other	-	28	-	28
Adjusted EBITDA	$98,001	$134,909	$(11,796)	$221,114
2021
Net income/(loss)	$70,481	$79,950	$(28,509)	$121,922
Add/(deduct):
Interest expense	85	179	496	760
Income taxes	22,805	25,497	(11,457)	36,845
Depreciation	12,462	12,821	44	25,327
Amortization	36	4,984	-	5,020
EBITDA	105,869	123,431	(39,426)	189,874
Add/(deduct):
Intercompany interest expense/(income)	(9,011)	(3,269)	12,280	-
Interest income	(167)	(63)	-	(230)
Direct costs related to COVID-19	12,836	1,136	38	14,010
Stock option expense	-	-	12,345	12,345
Long-term incentive compensation	-	-	3,566	3,566
Litigation settlements	-	(98)	-	(98)
Adjusted EBITDA	$109,527	$121,137	$(11,197)	$219,467

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income as reported	$66,456	$56,522	$130,625	$121,922
Add/(deduct) pre-tax cost of:
Stock option expense	7,216	6,239	14,667	12,345
Amortization of reacquired franchise agreements	2,352	2,352	4,704	4,704
Long-term incentive compensation	1,517	1,673	2,827	3,566
Direct costs related to COVID-19	(80)	11,666	1,270	14,010
Medicare cap sequestration adjustment	138	-	138	-
Other	28	-	28	-
Facility relocation expenses	-	1,855	-	1,855
Litigation settlements	-	(98)	-	(98)
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,038)	(5,241)	(4,449)	(7,728)
Excess tax benefits on stock compensation	(2,499)	(868)	(3,940)	(4,106)
Adjusted net income	$73,090	$74,100	$145,870	$146,470

Diluted Earnings Per Share As Reported
Net income	$4.40	$3.51	$8.62	$7.52
Average number of shares outstanding	15,111	16,101	15,152	16,205

Adjusted Diluted Earnings Per Share
Adjusted net income	$4.84	$4.60	$9.63	$9.04
Average number of shares outstanding	15,111	16,101	15,152	16,205

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

Three Months Ended June 30,			Six Months Ended June 30,
OPERATING STATISTICS	2022	2021	2022	2021
Net revenue ($000) (c)
Homecare	$257,631	$264,926	$515,267	$528,680
Inpatient	24,619	27,371	51,189	56,527
Continuous care	19,538	24,282	39,116	51,631
Other	3,213	3,078	6,220	6,016
Subtotal	$305,001	$319,657	$611,792	$642,854
Room and board, net	(2,166)	(2,657)	(4,283)	(5,322)
Contractual allowances	(3,054)	(3,065)	(6,039)	(6,309)
Medicare cap allowance	(2,000)	(2,000)	(4,500)	(3,500)
Net Revenue	$297,781	$311,935	$596,970	$627,723
Net revenue as a percent of total before Medicare cap allowance
Homecare	84.5%	82.9%	84.2%	82.2%
Inpatient	8.1	8.6	8.4	8.8
Continuous care	6.4	7.6	6.4	8.0
Other	1.0	0.9	1.0	1.0
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.7)	(0.8)	(0.7)	(0.8)
Contractual allowances	(1.0)	(1.0)	(1.0)	(1.0)
Medicare cap allowance	(0.7)	(0.6)	(0.7)	(0.6)
Net Revenue	97.6%	97.6%	97.6%	97.6%
Days of care
Homecare	1,266,604	1,335,482	2,525,276	2,665,374
Nursing home	259,046	244,423	507,514	477,206
Respite	6,095	5,338	11,463	10,178
Subtotal routine homecare and respite	1,531,745	1,585,243	3,044,253	3,152,758
Inpatient	23,155	26,493	47,742	54,167
Continuous care	20,802	25,786	41,884	55,086
Total	1,575,702	1,637,522	3,133,879	3,262,011

Number of days in relevant time period	91	91	181	181
Average daily census ("ADC") (days)
Homecare	13,918	14,676	13,952	14,726
Nursing home	2,847	2,686	2,804	2,636
Respite	67	59	63	57
Subtotal routine homecare and respite	16,832	17,421	16,819	17,419
Inpatient	254	291	264	299
Continuous care	229	283	231	304
Total	17,315	17,995	17,314	18,022
Total Admissions	14,735	16,840	31,265	34,975
Total Discharges	14,603	16,525	31,465	35,054
Average length of stay (days)	103.7	94.5	104.3	94.4
Median length of stay (days)	17.0	14.0	16.0	13.0
ADC by major diagnosis
Cerebro	37.6%	36.8%	37.5%	36.5%
Neurological	22.7	22.4	22.8	22.3
Cancer	11.2	12.1	11.2	12.2
Cardio	15.8	15.6	15.8	15.6
Respiratory	7.2	7.3	7.3	7.5
Other	5.5	5.8	5.4	5.9
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	23.8%	21.4%	23.4%	21.5%
Neurological	13.0	12.3	12.9	12.3
Cancer	27.3	28.9	26.0	26.9
Cardio	15.4	14.8	14.7	14.5
Respiratory	9.9	10.5	10.6	10.7
Other	10.6	12.1	12.4	14.1
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.0%	1.0%	1.0%	1.0%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	33.7	36.3	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	28.2	21.0	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(unaudited)

(a)	Included in the results of operations for 2022 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(7,216)	$(7,216)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	(1,517)	(1,517)
	Medicare cap sequestration adjustment	(138)	-	-	(138)
	Direct costs related to COVID-19	80	-	-	80
	Other	-	(28)	-	(28)
	Pretax impact on earnings	(58)	(2,380)	(8,733)	(11,171)
	Excess tax benefits on stock compensation	-	-	2,499	2,499
	Income tax benefit on the above	15	631	1,392	2,038
	After-tax impact on earnings	$(43)	$(1,749)	$(4,842)	$(6,634)

		Six Months Ended June 30, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(14,667)	$(14,667)
	Amortization of reacquired franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(2,827)	(2,827)
	Direct costs related to COVID-19	(310)	(960)	-	(1,270)
	Medicare cap sequestration adjustment	(138)	-	-	(138)
	Other	-	(28)	-	(28)
	Pretax impact on earnings	(448)	(5,692)	(17,494)	(23,634)
	Excess tax benefits on stock compensation	-	-	3,940	3,940
	Income tax benefit on the above	114	1,508	2,827	4,449
	After-tax impact on earnings	$(334)	$(4,184)	$(10,727)	$(15,245)

(b)	Included in the results of operations for 2021 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Direct costs related to COVID-19	$(11,084)	$(582)	$-	$(11,666)
	Stock option expense	-	-	(6,239)	(6,239)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Facility relocation expenses	(1,855)	-	-	(1,855)
	Long-term incentive compensation	-	-	(1,673)	(1,673)
	Litigation settlements	-	98	-	98
	Pretax impact on earnings	(12,939)	(2,836)	(7,912)	(23,687)
	Excess tax benefits on stock compensation	-	-	868	868
	Income tax benefit on the above	3,287	751	1,203	5,241
	After-tax impact on earnings	$(9,652)	$(2,085)	$(5,841)	$(17,578)

		Six Months Ended June 30, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Direct costs related to COVID-19	$(12,836)	$(1,136)	$(38)	$(14,010)
	Stock option expense	-	-	(12,345)	(12,345)
	Amortization of reacquired franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(3,566)	(3,566)
	Facility relocation expenses	(1,855)	-	-	(1,855)
	Litigation settlements	-	98	-	98
	Pretax impact on earnings	(14,691)	(5,742)	(15,949)	(36,382)
	Excess tax benefits on stock compensation	-	-	4,106	4,106
	Income tax benefit on the above	3,731	1,522	2,475	7,728
	After-tax impact on earnings	$(10,960)	$(4,220)	$(9,368)	$(24,548)

(c)

VITAS has 8 large (greater than 450 ADC), 21 medium (greater than 200 but less than 450 ADC) and 23 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 27 provider numbers have a Medicare cap cushion of greater than 10%, one provider number has Medicare cap cushion between 5% and 10% and two provider numbers have a Medicare cap liability.